AFL-CIO Housing Investment Trust
Helping Build Minnesota - The Union Way July 2019

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The State of Minnesota is a strong market for the HIT. Since inception, the HIT has invested $1.3 billion to help finance 91 projects with a total development investment of $1.9 billion. These projects have built or preserved over 11,891 housing units and created an estimated 19.8 million hours of union construction work.*

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota
In 2018 Dollars, Since Inception*

$3.9B total economic benefits

$1.4B personal income

23,821 total jobs across industry segments

9,831 union construction jobs, 19.8M hours of work

$147.7M state and local tax revenue generated

Zvago Cooperative at Lake Superior: The HIT is providing $14.0 million in financing for the $18.4 million new construction of the 51-unit, Zvago Cooperative at Lake Superior in Duluth, MN. This project will create an estimated 89 union construction jobs.

The Chamberlain: The HIT is providing $48.2 million in financing for the $62.5 million development located in Richfield, MN. The building will offer 316 units of mixed-income housing in six buildings, three of which will be rehabilitated. This project will create an estimated 209 union construction jobs.

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Projects in Minnesota (2009 – 2Q2019)*

In the past 10 years, the HIT has invested over $679 million in 28 projects with a total development investment of over $1.1 billion. These projects are creating an estimated 10.6 million hours of union construction work.

Project	Location	Units	HIT Investment	TDC	Union Jobs
Ellipse on Excelsior	St. Louis Park	132	$26,122,000	$33,244,543	186
Applewood Pointe of Bloomington at Southtown	Bloomington	101	$17,597,900	$20,280,641	113
Flo Co Fusion	Minneapolis	84	$13,543,000	$16,026,159	88
Riverside Plaza Apartments	Minneapolis	1,303	$49,950,000	$123,267,007	882
Applewood Pointe of Roseville at Langton Lake	Roseville	48	$4,700,000	$11,241,637	60
West Side Flats Apartments	St. Paul	178	$23,500,000	$31,234,356	159
City Walk - Walkway Uptown Apartments	Minneapolis	92	$16,802,100	$20,161,502	103
Yorkdale Terrace Townhomes	Edina	90	$4,470,000	$17,242,238	116
The Penfield	St. Paul	254	$40,942,800	$62,505,140	319
Five 15 on the Park	Minneapolis	259	$33,400,000	$52,331,187	256
Seward Towers East and West	Minneapolis	640	$29,750,000	$99,198,392	270
333 on the Park	St. Paul	134	$27,680,000	$42,331,034	191
Zvago Cooperative at Glen Lake	Minnetonka	54	$14,821,600	$18,981,774	83
Zvago Cooperative at St. Anthony Park	St. Paul	49	$14,577,500	$18,185,346	82
Fontaine Towers	Rochester	151	$20,000,000	$28,856,304	60
1500 Nicollet	Minneapolis	183	$34,120,000	$61,736,138	268
Green on Fourth Apartments	Minneapolis	243	$42,654,700	$56,169,929	251
Pioneer Apartments	St. Paul	143	$14,475,000	$48,739,737	201
The District Flats at Miller Hill	Duluth	72	$11,213,000	$14,036,105	63
Union Flats	St. Paul	217	$30,630,000	$68,476,863	306
Zvago Cooperative at Central Village	Apple Valley	58	$15,815,400	$19,680,017	82
Elevate at Southwest Station	Eden Prairie	222	$49,500,000	$63,510,988	269
The Chamberlain	Richfield	316	$48,277,000	$62,509,690	209
Riverdale Station East	Coon Rapids	180	$28,350,000	$38,273,494	162
Riverdale Station West	Coon Rapids	71	$6,925,000	$17,489,676	69
Lake Street Apartments	Minneapolis	111	$11,890,000	$27,554,885	111
Bassett Creek Apartments	Minneapolis	139	$33,609,500	$37,616,980	173
Zvago Cooperative at Lake Superior	Duluth	51	$14,033,700	$18,436,578	89
TOTAL (2009 – Present)		5,575	$679,350,200	$1,129,318,340	5,220

*Jobs and hours figures are estimates calculated using IMPLAN, an input-output model, based on HIT project data. The data is current as of June 30, 2019.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

July 2019